                                                                    EXHIBIT 10.3

                                 [PORSCHE LOGO]

                        PORSCHE CARS NORTH AMERICA, INC.
                       DEALER SALES AND SERVICE AGREEMENT

         THIS AGREEMENT is made and entered into between Porsche Cars North America, Inc. ("Porsche"), a Delaware corporation, and ___________ ("DEALER"), a ________________________ corporation ___, limited liability company ___, partnership ___, individual ___, doing business as __________________________.

                                  INTRODUCTION

         Porsche is the exclusive importer and distributor in the United States of motor vehicles, parts and accessories, (hereinafter "PORSCHE PRODUCTS") manufactured or sold by Dr. Ing h.c. F. Porsche Aktiengesellschaft ("PORSCHE AG"), Federal Republic of Germany. The primary purpose of this Agreement is to establish the arms length relationship between Porsche and DEALER and the terms and conditions under which Porsche will sell PORSCHE PRODUCTS to DEALER. Based upon the representations and promises of DEALER, set forth herein, Porsche agrees to appoint DEALER as an authorized Porsche Dealer.

         This Agreement sets forth the rights and responsibilities of Porsche as seller and DEALER as buyer of PORSCHE PRODUCTS. Porsche enters into this

Agreement in reliance upon DEALER's integrity, ability, assurance of the personal services of its officers and management, expressed intention to deal fairly with the consuming public and with Porsche, representations made in application materials submitted to Porsche, and promise to adhere to the terms and conditions herein. Likewise, DEALER enters into this Agreement in reliance upon Porsche's promise to adhere to the terms and conditions herein. Porsche and DEALER shall refrain from conduct which may be detrimental to or adversely reflect upon the reputation of PORSCHE AG, Porsche, DEALER or PORSCHE PRODUCTS in general. The parties acknowledge that the success of the relationship between Porsche and DEALER depends upon the mutual agreements of both Porsche and DEALER to comply with their obligations in this Agreement.

                        SECTION I. APPOINTMENT OF DEALER

         Porsche hereby appoints DEALER as an Authorized Porsche dealer and grants to DEALER the non-exclusive right to purchase PORSCHE PRODUCTS for resale to consumers in accordance with, and subject to, the provisions of this Agreement. DEALER hereby accepts such appointment and agrees to perform the duties, obligations, and responsibilities of an Authorized Porsche dealer as herein provided.

         DEALER acknowledges that its appointment as an Authorized Porsche dealer does not grant it an exclusive right to sell PORSCHE PRODUCTS in any specified geographic area or limit the rights of Porsche, subject to applicable law, to appoint other authorized Porsche dealers at any locality of Porsche's choice.

                         SECTION II. OWNERSHIP OF DEALER

         This Agreement requires the personal services of the owners and management of DEALER, and has been entered into by Porsche in reliance upon, and in consideration of, DEALER's representation that only the persons named herein are the Owner(s) and General Manager of DEALER, that such persons will serve in the capacities indicated, and that such persons are committed to achieving the purposes, goals and commitments of this Agreement.

         DEALER represents that only the following persons have an actual or beneficial ownership interest in DEALER and that their ownership interests are as follows:

--------------------------------------------------------------------------------
         NAME              ADDRESS              TITLE        OWNERSHIP
                                                             INTEREST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                        SECTION III. MANAGEMENT OF DEALER

         DEALER has nominated ______________________________ to serve as on-site General Manager of the dealership. Porsche and DEALER agree that the retention of qualified management is of critical importance to satisfy the commitments made by DEALER in this Agreement. DEALER agrees that its General Manager and no other person, will exercise the function of General Manager, shall be involved on a full-time basis in the dealership's day-to-day operations and shall have full managerial authority to make all operating decisions for DEALER. DEALER further agrees that the General Manager shall devote his or her full efforts to DEALER's operations.

         Relying on the personal qualifications and automotive business experience of __________________________ and the representations with respect thereto, and further relying on the agreement of DEALER as set forth herein, Porsche accepts DEALER's nomination of _____________________________________ as
General Manager.

                     SECTION IV. CHANGES IN DEALER OWNERSHIP
                                  OR MANAGEMENT

         As this is a personal services Agreement, DEALER agrees that no changes in DEALER's owners or General Manager shall be made without Porsche's prior written consent. DEALER shall give Porsche a minimum of ninety (90) day's prior written notice of any proposed change in the ownership of DEALER and/or the General Manager. Porsche shall have the right, subject to applicable law, to withhold consent to any such proposed change should Porsche determine that any successor owner or General Manager fails to possess the personal qualifications, automotive business experience, and financial strength considered by Porsche to be necessary to successfully fulfill DEALER's obligations under this Agreement. DEALER agrees that until such time as it receives Porsche's written consent to any proposed change in ownership or General Manager, DEALER will take no action to complete the proposed change.

         If DEALER is a corporate entity, DEALER agrees to include and maintain in its stock subscription agreements or other agreement with all its stockholders, a provision restricting the ability of stockholders to transfer stock without DEALER's prior written approval. DEALER agrees to provide a copy of such agreement(s) to Porsche upon request.

         This is a personal service contract. Porsche has entered into this Agreement because DEALER has represented to Porsche that the Owners and General Manager of DEALER identified herein possess the personal qualifications, skill and commitment necessary to ensure that DEALER will promote, sell and service PORSCHE PRODUCTS in the most effective manner. Because Porsche has entered into this Agreement in reliance upon these representations and DEALER's assurances of the active involvement of such persons in DEALER operations, any misrepresentations with respect to these matters is grounds to terminate this Agreement pursuant to Section L of this Agreement, and any change in Ownership, no matter what the share or relationship between parties, or any changes in General Manager from the person specified herein, requires the prior written consent of Porsche, which consent Porsche shall not unreasonably withhold.

         DEALER agrees that factors which would make Porsche's withholding of consent reasonable include, without limitation, Porsche's determination that a new Owner or General Manager did not have adequate or satisfactory financial capability (if applicable) and experience and success in the automobile dealership business.

                        SECTION V. DEALERSHIP FACILITIES
                              AND APPROVED LOCATION

      DEALER agrees to establish and maintain a dealership facility for the sale of PORSCHE PRODUCTS consistent with Porsche's "Dealer Operating Standards," as amended from time to time.

         DEALER further agrees that it shall conduct its Porsche operations only and exclusively in facilities and at locations herein designated and approved by Porsche. Porsche hereby designates and approves the following dealership facility as the exclusive location(s) for the sale and servicing of PORSCHE
PRODUCTS:


         PORSCHE NEW VEHICLE SALES                    PARTS AND SERVICE
         AND SHOW ROOM

         -------------------------                    --------------------------
         -------------------------                    --------------------------
         -------------------------                    --------------------------


         GENERAL OFFICE                               USED VEHICLE DISPLAY
                                                      AND SALES

         -------------------------                    --------------------------
         -------------------------                    --------------------------
         -------------------------                    --------------------------


While there is no limitation on the geographic area in which, or the persons to whom DEALER may sell PORSCHE PRODUCTS, DEALER agrees not to conduct any dealership operations, including the display, sale, and/or servicing of PORSCHE PRODUCTS, at any location(s) other than at the Approved Location(s), without the prior written consent of Porsche.

         Porsche will assign DEALER a geographic area called a Primary Area of Responsibility ("PAR"). DEALER shall be responsible for aggressively and effectively marketing and selling PORSCHE PRODUCTS and services in its PAR. The PAR is used by Porsche to evaluate DEALER's performance of its obligations, among other things. DEALER agrees that it has no exclusive right to any such PAR. Subject to applicable law, Porsche may add new dealers, relocate dealers, or adjust DEALER's PAR.

         Nothing contained in this Agreement shall limit or be construed to limit the geographical area in which, or the persons to whom, DEALER may sell or promote the sale of PORSCHE PRODUCTS.

         DEALER further agrees not to modify, or change the usage or function of any Approved Location(s), or otherwise use such Approved Location(s) for any functions other than the approved functions, without the prior written consent of Porsche.

                          SECTION VI. TERM OF AGREEMENT

         This Agreement is effective as of _____________ , and shall continue for a period of _____ years, and shall expire on ____________ unless ended earlier by mutual agreement or terminated as provided herein. This Agreement shall not be extended beyond its expiration date except by written consent of Porsche. Porsche reserves the right, in its sole discretion, to grant unilateral extensions of this Agreement so as to ensure compliance with any applicable notice requirement set forth herein or as required by applicable statute.

                      SECTION VII. STANDARD PROVISIONS AND
                           DEALER OPERATING STANDARDS

         Porsche's "Dealer Sales and Service Agreement Standard Provisions" and its "Dealer Operating Standards" are incorporated herein and made part of this Agreement as if fully set forth herein.

         Porsche reserves the right, subject to applicable law, to amend the "Dealer Sales and Service Agreement Standard Provisions" and/or the "Dealer Operating Standards" and DEALER agrees that the "Dealer Sales and Service Agreement Standard Provisions" and "Dealer Operating Standards," as amended, shall be deemed incorporated into this Agreement. By executing this Agreement DEALER acknowledges receipt of the "Dealer Sales and Service Agreement Standard Provisions" and "Dealer Operating Standards" prior to the execution of this Agreement.

                          SECTION VIII. APPLICABLE LAW

         Porsche and DEALER agree that this Agreement shall be governed by, and construed according to the valid and enforceable laws of the state in which DEALER's Approved Location(s) are located.

                       SECTION IX. EXECUTION OF AGREEMENT

         This Agreement and any Addendum hereto shall not become valid and binding until signed by a duly authorized officer of Porsche and by a duly authorized officer of DEALER if a corporation, one of the general partners of DEALER if a partnership, the manager of DEALER if a limited liability company, or DEALER if an individual. If DEALER is not an individual, DEALER will provide reasonable evidence of the authority of the person signing on behalf of DEALER upon request of Porsche.

                        SECTION X. ADDITIONAL PROVISIONS

         In consideration of Porsche's agreement to appoint DEALER as an authorized Porsche dealer, DEALER further agrees:

                            SECTION XI. CERTIFICATION

        By their signatures hereto, Porsche and DEALER have executed this Agreement as of the effective date set forth in Section VI and the parties agree that they have read and understand this Agreement, including the Standard Provisions incorporated herein, are committed to its purposes and objectives and agree to abide by all of its terms and conditions.


PORSCHE CARS NORTH AMERICA, INC.       ______________________________________
                                       DEALER





NAME:____________________________      NAME:____________________________
TITLE:___________________________      TITLE:___________________________
SIGNATURE:_______________________      SIGNATURE:_______________________
DATE:____________________________      DATE:____________________________

                                                                    EXHIBIT ____





                        PORSCHE CARS NORTH AMERICA, INC.

                       DEALER SALES AND SERVICE AGREEMENT


                               STANDARD PROVISIONS

                        PORSCHE CARS NORTH AMERICA, INC.
                       DEALER SALES AND SERVICE AGREEMENT
                               STANDARD PROVISIONS

                                TABLE OF CONTENTS

Table of Contents.............................................................i
SECTION A:  DEFINITIONS.......................................................1
   1.    Porsche Products.....................................................1
   2.    Porsche Vehicles.....................................................1
   3.    Genuine Porsche Parts and Accessories................................1
   4.    Dealership Facilities................................................1
   5.    Dealer Operating Standards...........................................2
   6.    Competitive vehicles.................................................2
SECTION B:  SALES OF PORSCHE PRODUCTS TO DEALER...............................2
   1.    Ordering of Porsche Products.........................................2
   2.    Availability and Allocation of PORSCHE PRODUCTS......................3
   3.    Pricing..............................................................4
   4.    Delivery of PORSCHE PRODUCTS.........................................4
   5.    Delays in PORSCHE PRODUCT Deliveries.................................5
   6.    Diversion Charges....................................................5
   7.    Risk of Loss and Damage Claims Against Carriers......................5
   8.    Title................................................................6
   9.    Taxes................................................................7
   10.   Changes in PORSCHE PRODUCTS..........................................7
   11.   Discontinuance of Manufacture or Sale of PORSCHE PRODUCTS............7
   12.   PORSCHE PRODUCT Modifications........................................8
SECTION C:  DEALER PROMOTION AND SALES........................................8
   1.    General Responsibilities of Dealer...................................8
   2.    Sales and Performance Evaluation.....................................9
SECTION D:  SERVICING PORSCHE PRODUCTS........................................9
   1.    General Responsibilities of Dealer...................................9
   2.    New Motor Vehicle Pre-Delivery Service..............................10
   3.    Warranty Repairs and Special Policy Adjustments.....................10
   4.    Campaign Inspections and Corrections................................11
   5.    Warranty Disclosures as to Non-Genuine Parts and Accessories .......11
   6.    Compliance with Safety and Emission Control Requirements............12
   7.    Inventories of Parts and Accessories................................13

    8.   Equipment and Special Tools.........................................13
    9.   Compliance with Consumer Protection Statutes and Regulations........13
   10.   Evaluation of Dealer's Service and Parts Performance................14
SECTION E:  PORSCHE ASSISTANCE...............................................14
   1.    Training Programs...................................................14
   2.    Manuals and Materials...............................................14
   3.    Field Personnel.....................................................15
   4.    Advertising.........................................................15
SECTION F:  FACILITIES.......................................................15
   1.    Evaluation of Dealership Facilities.................................15
   2.    Signs...............................................................16
   3.    Hours of Operation..................................................16
   4.    Use of Porsche Trademarks...........................................17
SECTION G:  CAPITAL AND FLOORING.............................................18
   1.    Net Working Capital Standards.......................................18
   2.    Flooring............................................................19
   3.    Payment Terms and Settlement of Accounts............................19
SECTION H:  DEALER RECORDS AND REPORTS, RIGHT TO INSPECT.....................20
   1.    Accounting System...................................................20
   2.    Financial Statements................................................20
   3.    Sales Records and Reports...........................................21
   4.    Service Records.....................................................21
   5.    Inspection..........................................................22
   6.    Confidentiality.....................................................22
SECTION I:  WARRANTIES.......................................................23
SECTION J:  INDEMNIFICATION..................................................23
   1.    Indemnification by Porsche..........................................23
   2.    Indemnification by DEALER...........................................25
   3.    Conditions/Exceptions to Indemnification............................27
SECTION K:  SALE OF PRINCIPAL ASSETS OR MAJORITY OWNERSHIP
            INTEREST OF DEALER...............................................28
   1.    Sale of Principal Assets............................................28
   2.    Porsche's Right of First Refusal or Option to Purchase..............28
SECTION L:  TERMINATION......................................................32
   1.    Voluntary Termination by DEALER.....................................32
   2.    Termination due to Certain Acts or Events...........................33
   3.    Termination for Failure of Performance..............................36
   4.    Termination because of Death or Incapacity of Majority Owner........36
   5.    Notice of Termination...............................................37
   6.    Continuance of Business Relations...................................37
   7.    Repurchase Provisions...............................................38
      a.    Porsche's Obligations............................................38
      b.    DEALER's Obligations.............................................39
SECTION M:  SUCCESSOR RIGHTS UPON DEATH/INCAPACITY OF OWNER..................42
   1.    Successor Addendum..................................................42
   2.    Successor by Will or Operation of Law...............................43

SECTION N:  GENERAL PROVISIONS...............................................44
   1.    Notices.............................................................44
   2.    No Implied Waivers..................................................44
   3.    Entire Agreement....................................................45
   4.    No Agency...........................................................46
   5.    Assignment..........................................................46
   6.    Severability........................................................47
   7.    No Franchise Fee....................................................47
   8.    Headings............................................................47
   9.    New and Superseding Dealer Agreements...............................47
   10.   Porsche Policies....................................................48
   11.   No Third Party Benefit..............................................48
   12.   No Fiduciary Relationship...........................................48

                        PORSCHE CARS NORTH AMERICA, INC.
                       DEALER SALES AND SERVICE AGREEMENT
                               STANDARD PROVISIONS

         The following Standard Provisions are made a part of, and are incorporated by reference into, the Porsche Cars North America, Inc. ("Porsche") Dealer Sales and Service Agreement ("Agreement"), and shall apply to, and govern the transactions, dealings, and relations between Porsche and its dealers.

                             SECTION A: DEFINITIONS

         As used in the Agreement, the following words and terms shall have the following meanings:

1.       PORSCHE PRODUCTS

         All Porsche vehicles and all Genuine Porsche Parts and Accessories.

2.       PORSCHE VEHICLES

         All motor vehicles manufactured or marketed by Dr. Ing. h.c. F. Porsche AG (PORSCHE AG), sold to Porsche Cars North America, Inc. and identified in Porsche's current price schedules.

3.       GENUINE PORSCHE PARTS AND ACCESSORIES

         All parts, accessories, and equipment for Porsche vehicles manufactured, authorized and/or sold by PORSCHE AG and Porsche

4.       DEALERSHIP FACILITIES

         The buildings, improvements, fixtures, and equipment situated at the Dealer's Approved Location(s).

5.       DEALER OPERATING STANDARDS

         Porsche's operating requirements for its dealers.

6.       COMPETITIVE VEHICLES

         New vehicles that are considered by Porsche to be directly competitive with respective Porsche vehicles.

7.       APPROVED LOCATIONS

         The exclusive locations, as set forth in Section V of this Agreement, where DEALER may conduct its operations.

8.       GENERAL MANAGER

         As set forth in Section III of this Agreement, the individual nominated by DEALER and approved by Porsche to operated DEALER on a day to day basis.

9.       PORSCHE MARKS

         All Porsche trademarks, trade names, logos, service marks owned by PORSCHE AG and used in connection with the sale of Porsche Products.

                 SECTION B: SALES OF PORSCHE PRODUCTS TO DEALER

1.       ORDERING OF PORSCHE PRODUCTS

         DEALER shall have the right to purchase PORSCHE PRODUCTS from Porsche in accordance with Porsche's written distribution policies and procedures as the same may be in effect from time to time. DEALER shall submit orders based on its allocations in such quantity and variety as are necessary to fulfill DEALER's obligations under this Agreement. All orders are subject to acceptance by Porsche. Acceptance of any order may be by oral or written notice to DEALER, or by shipment of the PORSCHE PRODUCTS ordered. Orders may be cancelled by DEALER only in accordance with Porsche's distribution policies and procedures as may be in effect from time to time.

2.       AVAILABILITY AND ALLOCATION OF PORSCHE PRODUCTS

         Porsche will endeavor to fill DEALER's orders accepted by Porsche for PORSCHE PRODUCTS, in such quantities and types as Porsche deems reasonable subject to available supply, Porsche's requirements, DEALER'S historical sales performance and business needs, and any change or discontinuance with respect to a PORSCHE PRODUCT. Nothing contained in this Agreement, however, shall obligate Porsche to deliver to DEALER any particular number of PORSCHE PRODUCTS. DEALER acknowledges that the availability of PORSCHE PRODUCTS may be limited from time to time due to factors such as production capacity, varying consumer demand, weather and transportation conditions, and government regulations. Porsche will endeavor to distribute available PORSCHE PRODUCTS among its dealers in a fair and equitable manner. Upon DEALER's written request, Porsche agrees to provide DEALER with an explanation of the method used to allocate PORSCHE PRODUCTS.

3.       PRICING

         DEALER agrees to purchase PORSCHE PRODUCTS according to the prices, charges, and terms established by Porsche and in effect at the date of shipment, including destination charges.

         Porsche shall have the right to establish and revise prices and other terms for the sale of PORSCHE PRODUCTS and services to DEALER. All revised pricing and/or terms of sale shall apply to any PORSCHE PRODUCTS not shipped by Porsche at the time the notice of such change is given to DEALER (in the case of Porsche vehicles), or upon issuance of a new or modified parts list, or through change notices, letters, bulletins, or revision sheets (in the case of Genuine Porsche Parts and Accessories). In the event of any increase in the prices established by Porsche for PORSCHE PRODUCTS, DEALER will have the right to cancel all orders affected by the increase which are pending and unfilled at the time DEALER obtains notice of the increase, provided Porsche is notified in writing of such cancellation within five (5) days from the time DEALER obtains such notice.

         Payment for all PORSCHE PRODUCTS and services shall be when billed, unless other terms are established by Porsche in writing.

4.       DELIVERY OF PORSCHE PRODUCTS

         Porsche will endeavor to deliver PORSCHE PRODUCTS to DEALER as soon as practicable after acceptance of DEALER's order. Porsche may deliver PORSCHE PRODUCTS by any means or carrier to DEALER's Approved Location(s) or at the nearest practicable unloading point to DEALER's approved location. DEALER shall pay to Porsche such charges as Porsche in its sole discretion establishes for processing, handling and transportation related services.

5.       DELAYS IN PORSCHE PRODUCT DELIVERIES

         Porsche shall not be liable, in any respect, for failures or delays in deliveries of PORSCHE PRODUCTS, where such failure or delay is due, in whole or in part, to matters beyond Porsche's control including, but not limited to, acts of God, strikes, lockouts, embargoes, transportation delays, any law, regulation or action of any governmental entity, foreign or civil wars, riots, interruption of navigation, or the delays or failure of PORSCHE AG or its suppliers to deliver PORSCHE PRODUCTS.

6.       DIVERSION CHARGES

         If Porsche is required to divert any PORSCHE PRODUCTS ordered by DEALER because of DEALER's failure or refusal to accept such PORSCHE PRODUCTS, DEALER agrees to pay all charges incurred by Porsche as a result of such diversion including, but not limited to, all charges incurred by Porsche in returning the PORSCHE PRODUCTS to the point of original shipment or directing them to another destination point, whichever is less, plus all reasonable charges for demurrage or storage related to such diversion.

7.       RISK OF LOSS AND DAMAGE CLAIMS AGAINST CARRIERS

         Risk of loss or damage to any PORSCHE PRODUCT sold to DEALER shall pass to DEALER upon delivery of the PORSCHE PRODUCTS to DEALER, or its authorized agent, or to a common carrier for delivery to DEALER whichever shall first occur.

         Upon delivery of any PORSCHE PRODUCTS to DEALER, DEALER shall conduct an inspection and shall note any deficiency or damage in the PORSCHE PRODUCTS so delivered. DEALER shall promptly notify Porsche of any deficiency or damage, and shall, if so directed by Porsche, file claims against the transportation carrier for damage. Porsche agrees, upon request by DEALER, to assist DEALER in recovery against any transportation carrier for damage to PORSCHE PRODUCTS shipped hereunder. Failure by DEALER to conduct an inspection of the PORSCHE PRODUCTS upon delivery to DEALER, and/or to promptly notify Porsche of any deficiency or damage shall constitute a waiver by DEALER of Porsche's obligations to process any claim, and DEALER shall be solely responsible for asserting and processing any such claim against the transportation carrier.

         To the extent required by Porsche's established policies and procedures and applicable law, DEALER shall notify the purchaser of a vehicle of any damages sustained by such vehicle prior to sale. DEALER shall indemnify and hold Porsche harmless from any liability resulting from DEALER's failure to so notify purchasers.

8.       TITLE

         Title to each PORSCHE PRODUCT shall pass from Porsche to DEALER, or the financial institution designated by DEALER, upon delivery of PORSCHE

PRODUCTS to DEALER, DEALER's agent or to a carrier for transportation to DEALER, whichever occurs first.


9.       TAXES

         DEALER shall be responsible for and agrees to pay all local, state, federal, and other applicable taxes, of any kind, including, but not limited to, sales taxes, use taxes, excise taxes and other municipal charges imposed, levied or based upon the sale of PORSCHE PRODUCTS by DEALER and file tax returns related to its operations. DEALER also agrees to hold Porsche harmless from any claims or demands made by any taxing authority with respect thereto. DEALER shall maintain accurate records with respect to applicable taxes.

10.      CHANGES IN PORSCHE PRODUCTS

         Porsche AG and/or Porsche reserve the right, at any time, to change the design or specification of any PORSCHE PRODUCT, or the options in any PORSCHE PRODUCT, without notice to DEALER and, unless required by law, without obligation to make any similar change upon any PORSCHE PRODUCT previously purchased by or shipped to DEALER. No change shall be considered a model year change unless so specified by Porsche.

11.      DISCONTINUANCE OF MANUFACTURE OR SALE OF PORSCHE PRODUCTS

         Porsche reserves for itself and PORSCHE AG the right to discontinue the manufacture, importation, distribution or sale of any PORSCHE PRODUCT without notice to DEALER and without incurring any obligation or liability to DEALER, either with respect to any PORSCHE PRODUCT previously ordered or purchased by DEALER, or otherwise, except as provided by applicable law.

12.      PORSCHE PRODUCT MODIFICATIONS

         DEALER agrees that it will not install after-market accessories or make any modification to Porsche vehicles that may impair or adversely affect a vehicle's safety, emissions, structural integrity or performance. DEALER further agrees that it will not alter, in any way, the name of any PORSCHE PRODUCTS it sells or offers for sale.

                      SECTION C: DEALER PROMOTION AND SALES
                               OF PORSCHE PRODUCTS

1.       GENERAL RESPONSIBILITIES OF DEALER

         DEALER recognizes that customer satisfaction and the successful promotion and sale of PORSCHE PRODUCTS are crucial to the mutual benefit of DEALER and Porsche and are dependent upon DEALER's advertising and sale promotion activities. DEALER shall actively, ethically and effectively promote through DEALER's own advertising and sale promotion activities, the purchase of PORSCHE PRODUCTS by customers. Therefore, DEALER agrees to use its best efforts to actively promote, through its own advertising and sales promotion activities, the purchase and use of PORSCHE PRODUCTS at retail in DEALER's Primary Area of Responsibility ("PAR"). DEALER agrees to comply with Porsche's "Dealer Operating Standards" and to maintain and display, at all times, a minimum of PORSCHE PRODUCTS as may be established by Porsche from time to time.

2.       SALES AND PERFORMANCE EVALUATION

         Porsche will define a geographic area designated as a PAR within which Porsche will evaluate DEALER's performance of its sales obligations hereunder. DEALER's PAR may be modified by Porsche at any time, subject to applicable law. Dealer acknowledges that Porsche's designation of a PAR does not confer upon DEALER any exclusive right or interest in such geographic area. Subject to applicable law, Porsche may add, relocate, or replace dealers in DEALER's PAR.

         Porsche will periodically evaluate DEALER's sales and marketing performance based on such criteria as Porsche may establish including, by way of example, consumer satisfaction and the relationship of sales and registrations of Porsche vehicles to sales, and registrations of competitive vehicles within DEALER's PAR. Porsche agrees to provide DEALER with periodic written performance evaluations that set forth the evaluative criteria and DEALER's performance relative thereto. DEALER agrees to take such action as may be required to correct any deficiencies affecting DEALER's sales opportunities and performance.

                     SECTION D: SERVICING PORSCHE PRODUCTS

1.       GENERAL RESPONSIBILITIES OF DEALER

         DEALER and Porsche agree that the success and future growth of Porsche and DEALER are substantially dependent upon the customers' ability to obtain high-quality vehicle service. Therefore, DEALER agrees to establish and maintain a quality service and parts organization and facility in compliance with Porsche's "Dealer Operating Standards." DEALER further agrees to provide service and parts to all Porsche vehicles whether or not under warranty, and whether or not the Porsche vehicle to be serviced was purchased from DEALER. DEALER further agrees to take all reasonable steps to ensure that service needs of DEALER's customers are accurately diagnosed, that the customers are advised of the specific service needs, that their consents are obtained prior to the initiation of any repair, that the repairs are professionally performed, and that the customers are treated courteously and fairly at all times.

2.       NEW MOTOR VEHICLE PRE-DELIVERY SERVICE

         DEALER shall perform pre-delivery inspections and service on each Porsche vehicle in accordance with Porsche standards. The pre-delivery inspections and service shall be verified by DEALER in a form or manner approved by Porsche. DEALER shall retain a legible copy or record of each pre-delivery inspection, and provide conformed copies to the purchaser and Porsche. Porsche will pay DEALER for each pre-delivery inspection and service in accordance with procedures and rates established from time to time by Porsche, which as amended, are incorporated herein by reference.

3.       WARRANTY REPAIRS AND SPECIAL POLICY ADJUSTMENTS

         DEALER agrees to perform warranty repairs on each PORSCHE PRODUCT that qualifies for such repairs under the provisions of any warranty furnished therewith by Porsche or PORSCHE AG. DEALER further agrees to perform such other inspections and/or repairs of PORSCHE PRODUCTS as may be approved by Porsche to be made at Porsche's expense (hereinafter "Special Policy Adjustments"). In performing warranty repairs and/or Special Policy

Adjustments on PORSCHE PRODUCTS for which Porsche has agreed to pay DEALER, DEALER agrees to use Genuine Porsche Parts and Accessories actually sold by Porsche to DEALER, unless otherwise approved by Porsche. Porsche shall compensate DEALER for all warranty work and Special Policy Adjustments in accordance with procedures and rates established from time to time by Porsche, and in accordance with applicable law.

4.       CAMPAIGN INSPECTIONS AND CORRECTIONS

         DEALER agrees to perform such campaign inspections and/or corrections for owners and users of PORSCHE PRODUCTS that qualify for such inspections and/or corrections, regardless of where, or from whom, such products were purchased. DEALER further agrees to comply with all procedures relating thereto in accordance with applicable bulletins, manuals, directives, and technical data issued from time to time by Porsche to DEALER. Porsche agrees to pay DEALER for all replacement parts and/or other materials required and used in connection with such work, and for labor in accordance with procedures and rates established from time to time by Porsche, and in accordance with applicable law.

5.       WARRANTY DISCLOSURES AS TO NON-GENUINE PARTS AND ACCESSORIES

         In order to avoid confusion and to minimize potential customer dissatisfaction, in any instance where DEALER sells, installs or uses other than Genuine Porsche Parts or Accessories, DEALER shall disclose such fact to the customer and shall advise the customer that these items are not included in warranties furnished by Porsche.

6.       COMPLIANCE WITH SAFETY AND EMISSION CONTROL REQUIREMENTS

         DEALER agrees to comply and operate consistently with all applicable provisions of the National Traffic and Motor Vehicle Safety Act of 1966, and the Federal Clean Air Act, as amended, including applicable rules and regulations issued from time to time thereunder, and all other applicable federal, state, and local motor vehicle safety and emission control statutes, rules, and regulations.

         In the event that the laws of the state in which DEALER is located require motor vehicle dealers or distributors to install in new or used motor vehicles, prior to their retail sale, any safety devices or other equipment not installed or supplied as standard equipment by PORSCHE AG, then DEALER, prior to the sale of any Porsche vehicle on which such installations are required, shall properly install such devices or equipment on such Porsche vehicles. DEALER shall comply with state and local laws pertaining to the installation and reporting of such equipment. Porsche agrees to pay DEALER for all parts and/or other materials required and used in connection with such work and for labor according to the procedures and rates established from time to time by Porsche, and in accordance with applicable law.

         In the interest of motor vehicle safety and emission control, Porsche and DEALER agree to provide to each other such information and assistance as may reasonably be requested by the other in connection with the performance of obligations imposed on either party by the National Traffic and Motor Vehicle Safety Act of 1966, and the Federal Clean Air Act, as amended, and their rules and regulations, and all other applicable federal, state and local motor vehicle safety and emissions control statutes, rules and regulations.

7.       INVENTORIES OF PARTS AND ACCESSORIES

         DEALER and Porsche recognize that the owners and users of Porsche vehicles may reasonably expect that DEALER will have Genuine Porsche Parts and Accessories immediately available for purchase or installation. DEALER, therefore, agrees to carry in stock, at all times, an inventory of Genuine Porsche Parts and Accessories, or Porsche Authorized Parts and Accessories, sufficient to enable DEALER to fulfill customer demands, warranty repairs and its service obligations under this Agreement.

8.       EQUIPMENT AND SPECIAL TOOLS

         DEALER agrees to acquire and properly maintain adequate service equipment and such special and essential tools as are required to enable DEALER to fulfill its service obligations under this Agreement.

9.       COMPLIANCE WITH CONSUMER PROTECTION STATUTES AND REGULATIONS

         Because certain customer complaints may impose liability upon Porsche under various repair or replace laws or other consumer protection laws and regulations, DEALER agrees to provide prompt notice to Porsche of such complaints and take such other steps as Porsche may reasonably require. DEALER will do nothing to affect adversely Porsche's rights under such laws and regulations.

10.      EVALUATION OF DEALER'S SERVICE AND PARTS PERFORMANCE

         Porsche will periodically evaluate DEALER's service and parts performance based on criteria such as DEALER's service management and operating procedures, consumer satisfaction, warranty administration, new vehicle pre-delivery service, parts operation, DEALER's compliance with Porsche's "Dealer Operating Standards," as amended from time to time, and this Agreement. Porsche agrees to provide DEALER with periodic written service and parts performance evaluations that set forth the evaluative criteria and DEALER's performance relative thereto. DEALER agrees to take such action as may be required to correct any deficiencies affecting DEALER's service and parts performance.

                          SECTION E: PORSCHE ASSISTANCE

1.       TRAINING PROGRAMS

         Porsche agrees to provide sales, service, and parts training programs to DEALER's personnel, at such times and locations as are reasonable. Consistent with the subject matter of each program offered and/or sponsored by Porsche, DEALER shall require the attendance of appropriate personnel. Unless otherwise agreed, in writing, by Porsche, DEALER shall be solely responsible for all compensation and travel costs due and/or incurred by DEALER personnel in attending any such program.

2.       MANUALS AND MATERIALS

         Porsche agrees to provide DEALER copies of its current service and parts manuals, bulletins, and technical data publications for use by DEALER's service and parts organizations as Porsche deems necessary for the needs of DEALER's service and parts organization. DEALER shall keep such material current and available for consultation by DEALER's personnel.

3.       FIELD PERSONNEL

         Porsche agrees to make available field service personnel who, from time to time, will advise and counsel DEALER's personnel on sales, service, and parts-related subjects, including changes in PORSCHE PRODUCTS, technical service problems, inventory control, repair and replacement of PORSCHE PRODUCT components, service and parts merchandising, customer relations, warranty administration, and personnel training.

4.       ADVERTISING

         Porsche will establish and maintain general advertising programs to promote the sale of PORSCHE PRODUCTS and will, from time to time, offer sales promotion and campaign materials to DEALER. DEALER agrees to cooperate in Porsche's advertising programs and to fully utilize the materials offered DEALER by Porsche.

                             SECTION F: FACILITIES.

1.       EVALUATION OF DEALERSHIP FACILITIES

         In order for Porsche to establish an effective network of authorized Porsche dealers, DEALER shall provide, and at all times maintain, attractive dealership facilities at the Approved Location(s) that satisfy the image, size, layout, interior design, color, equipment and identification and other factors established by Porsche, and as set forth in Porsche's "Dealer Operating Standards," as amended from time to time. DEALER shall meet the minimum facility standards and policies as set forth in Porsche's "Dealer Operating Standards."

         Porsche will periodically evaluate DEALER's facilities so as to ensure compliance with Porsche's "Dealer Operating Standards," and DEALER'S obligations under this Agreement. Porsche agrees to provide DEALER with periodic facility evaluations that set forth the evaluative criteria and DEALER's compliance relative thereto. DEALER agrees to take such action as may be required to bring its facilities into compliance with Porsche's reasonable current requirements for dealership operations.

2.       SIGNS

         Subject to applicable governmental regulations, DEALER agrees, at its sole expense, to erect, display and maintain at the dealership's Approved Location(s) signage specified by Porsche which conforms to Porsche's corporate identification program

3.       HOURS OF OPERATION

         DEALER agrees to maintain its facilities open for business during such hours and days as are customary and lawful for such operations in the community or state in which DEALER is located and in accordance with industry standards. DEALER acknowledges that all sales, service, and parts operations must be fully staffed and operating for the dealership to be considered open at any particular time.

4.       USE OF PORSCHE TRADEMARKS

         Porsche, or its affiliated companies, are the exclusive owners of the various trademarks, service marks, trade names and designs that they use in connection with the sale of PORSCHE PRODUCTS (hereinafter "Porsche Marks"). Porsche grants to DEALER the non-exclusive, non-transferable right to display and use, at its Approved Location(s), the various Porsche Marks during the term of this Agreement. No entity owned by, or affiliated with, DEALER or its owners may use Porsche Marks without Porsche's prior written approval. The Porsche Marks may not be used as part of DEALER'S name or trade name or as part of any internet domain name used by DEALER without Porsche's prior written approval. DEALER agrees to promptly change or discontinue the display and use of any Porsche Marks if so requested by Porsche. DEALER also agrees to discontinue any advertising or other use of the Porsche Marks that Porsche believes in its sole discretion to be injurious to Porsche's business of reputation of the Porsche Marks. DEALER agrees that it does not have the authority to grant permission to any other person or entity to use any Porsche Marks.

         Upon termination or expiration of the Agreement, DEALER agrees to immediately discontinue the use and display of all Porsche Marks, or any semblance of same, including without limitation, the use of all stationery, telephone directory listing, and other printed material referring in any way to Porsche or bearing any Porsche Mark. DEALER further agrees to immediately remove all signage bearing any Porsche Marks and to discontinue the use of any telephone number(s) associated solely with the sale or servicing of PORSCHE

PRODUCTS. Should any Porsche Marks be part of DEALER's name or trade name, DEALER agrees to discontinue the use of the Porsche Marks, or any semblance of same, as part of its business or corporate name, and to file a change or discontinuance of such name with the appropriate authorities. DEALER also agrees to cease representing itself as an authorized Porsche Dealer and to refrain from any action, including without limitation, and advertisement, statement or implication that it is authorized to sell or distribute PORSCHE PRODUCTS.


         If Porsche commences litigation to enforce DEALER's compliance with this Section F(4), the prevailing party in such litigation shall be entitled to an award of any costs and expenses incurred, including reasonable attorneys' fees.

                         SECTION G: CAPITAL AND FLOORING

1.       NET WORKING CAPITAL STANDARDS

         DEALER agrees to establish and maintain actual net working capital in an amount not less than the minimum net working capital specified in the PORSCHE DEALER MINIMUM NET WORKING CAPITAL AGREEMENT executed by DEALER and Porsche concurrently with this Agreement. If, because of changed conditions or revisions to Porsche's "Dealer Operating Standards," Porsche deems it necessary to modify the minimum net working capital required of DEALER, DEALER agrees to enter into a revised Minimum Net Working Capital Agreement and to meet the new minimum net working capital requirement within a reasonable period of time as established by Porsche.

2.       FLOORING

         DEALER recognizes that its ability to fulfill its obligations under this Agreement is dependent upon its maintenance of flooring which is sufficient to sustain its ongoing operations. DEALER agrees to obtain and maintain, at all times during the term of this Agreement, a flooring arrangement with a financial institution acceptable to Porsche in an amount sufficient to enable DEALER to perform its sales and service obligations as required by this Agreement. Subject to the foregoing obligations, DEALER is free to do its financing business, wholesale, retail or both, with whomever it chooses and to the extent it desires.

3.       PAYMENT TERMS AND SETTLEMENT OF ACCOUNTS

         All monies or accounts due DEALER from Porsche will be considered net of DEALER's obligations to Porsche on DEALER's parts/open account. Porsche may deduct or offset any amounts due or to become due from DEALER to Porsche, or any amounts held by Porsche, from or against any sums or accounts due or to become due from Porsche to DEALER. Payments by DEALER to Porsche shall be made by electronic bank debit or in any other manner prescribed by Porsche and shall be applied against DEALER's indebtedness in accordance with Porsche's policies and practices. Porsche shall have the right to apply payments received from DEALER to any amount owed to Porsche, in Porsche's sole discretion. All obligations owed by DEALER to Porsche shall be due and payable when billed, unless other terms are established by Porsche in writing.

         DEALER agrees that, as a condition for approval of a new Agreement or transfer of ownership, DEALER must first make arrangements acceptable to

Porsche to satisfy any outstanding obligations to Porsche on DEALER's parts/open account.

                     SECTION H: DEALER RECORDS AND REPORTS,
                                RIGHT TO INSPECT

1.       ACCOUNTING SYSTEM

         DEALER agrees to maintain current books of account and other financial books and records in accordance with an accounting system and practices approved by Porsche so as to enable Porsche to develop comparative operating data for its dealer organization.

2.       FINANCIAL STATEMENTS

         On or before the tenth (10th) day of each calendar month, on such forms as Porsche reasonably may require, DEALER agrees to deliver to Porsche in a format prescribed by Porsche a complete and accurate financial and operating statement reflecting DEALER's Porsche operations for the preceding month, and DEALER's total Porsche operations from the beginning of the calendar year to the end of the preceding month. DEALER further agrees to deliver to Porsche within three and one-half (3 1/2) months after the end of the calendar year, a financial and operating statement for such year which includes any year-end adjustments and which show the true condition of DEALER's business. DEALER agrees to deliver all such information to Porsche via Porsche's electronic communications network, or in any other manner designated by Porsche. DEALER further agrees to acquire or maintain, at its sole expense, Porsche specified electronic data processing hardware and application programs necessary to store and transmit financial and other business data to Porsche. In the event Porsche so requires in writing, DEALER agrees to have such financial and operating statement(s) reviewed by a certified public accountant.

3.       SALES RECORDS AND REPORTS

         DEALER agrees to furnish to Porsche, on such forms and in such manner as Porsche may require, complete and accurate reports of DEALER's sales, leasing, and inventories of PORSCHE PRODUCTS. DEALER agrees to report accurately to Porsche at the end of each business day such information as Porsche may require with respect to DEALER's sales and/or leasing of Porsche vehicles. If DEALER becomes aware that any information submitted to Porsche is or has become inaccurate, DEALER agrees to immediately take all steps necessary to advise Porsche of, and to correct such inaccuracy. Regardless of any retention period required by any governmental entity DEALER agrees to retain all such records for a minimum of three (3) years.

4.       SERVICE RECORDS

         Regardless of any retention period required by any governmental entity DEALER agrees to retain for a period of three (3) years all records in support of applications for payment of pre-delivery inspection and service, warranty repairs, Special Policy Adjustments, campaign inspections and corrections performed by DEALER, claims for parts compensation, and applications for discounts, allowances, refunds or credits.

5.       INSPECTION

         Porsche, through its representatives, employees, or other designees, shall have the right, upon reasonable notice, and for any reason whatsoever, at all reasonable times during regular business hours, to inspect DEALER's facilities and to examine and make copies of all records and accounts of DEALER relating to DEALER's sales, servicing, and repair of PORSCHE PRODUCTS. DEALER agrees to cooperate fully with Porsche so as to facilitate any such inspection. DEALER shall also provide access to Porsche to records kept by DEALER or on its behalf at locations other than DEALER's facility. If requested by DEALER, Porsche agrees to review the report with DEALER and to provide a copy of the report of the examination or audit of DEALER.

6.       CONFIDENTIALITY

         Porsche agrees not to furnish to any third party financial statements or other data designated by DEALER as confidential, excluding sales, leasing, and servicing records or reports submitted by DEALER to Porsche, except as an unidentified part of a composite or comparative coded report, unless disclosure is authorized by DEALER, required by law, regulation, or judicial, arbitral or administrative process, is pertinent to judicial, arbitral or administrative proceedings, is required to effectuate the terms and conditions of this Agreement, or required in connection with any dispute or proceeding between the parties.

                              SECTION I: WARRANTIES

         DEALER acknowledges and agrees that the only warranties applicable to each new PORSCHE PRODUCT sold by Porsche to DEALER shall be the written warranty or warranties expressly furnished by Porsche, PORSCHE AG, or the manufacturer of the PORSCHE PRODUCT. Except for the express limited liability under such written warranties, Porsche and PORSCHE AG do not assume any other warranty obligations or liability. DEALER is not authorized to assume any additional warranty obligations on behalf of Porsche or PORSCHE AG. Any obligations or liabilities assumed by DEALER shall be the sole responsibility of DEALER. DEALER agrees to provide to the purchasers of PORSCHE PRODUCTS any owner's manual, warranty booklet, and other owner information that Porsche may provide to DEALER for delivery with such PORSCHE PRODUCTS. DEALER agrees to abide by and implement in all other respects Porsche's warranty procedures as then in effect.

                           SECTION J: INDEMNIFICATION

1.       INDEMNIFICATION BY PORSCHE

         Conditioned upon and subject to the provisions set forth in this section, Porsche agrees to assume the defense and to indemnify DEALER and hold it harmless against any claims asserted against DEALER in any action involving PORSCHE PRODUCTS and allegations of:

         a. breach of a warranty provided by Porsche or PORSCHE AG unrelated to, and not resulting from, DEALER's service and/or repair of the PORSCHE PRODUCT at issue;

         b. bodily injury or property damage caused solely by an alleged defect in design, manufacture, or assembly of a PORSCHE PRODUCT, except for any manufacturing defect in tires sold by Porsche to DEALER, provided that the defect could not have been discovered by DEALER during the pre-delivery inspection required by Section D (2) of this Agreement;

         c. any misrepresentations or unfair or deceptive trade practices of Porsche;

         d. any substantial damage to a PORSCHE PRODUCT repaired by Porsche or PORSCHE AG prior to the delivery to DEALER, its agent, or designated carrier for transportation

         Porsche shall have no obligation to defend, indemnify, or hold DEALER harmless if:

         a. DEALER fails to provide Porsche with written notification within thirty (30) days of the assertion of such claim or the commencement of litigation against DEALER, or within thirty (30) days of discovery of facts giving rise to indemnification, which ever is sooner, and to provide copies of any pleadings which have been served, together with all information then available, regarding the circumstances giving rise to the action or litigation;

         b. the claim or litigation alleges DEALER misconduct, including but not limited to, improper or unsatisfactory service or repair misrepresentations, any claim of DEALER's unfair or deceptive trade practices, or any claim of improper environmental or workplace practices or conditions;

         c.       the PORSCHE PRODUCT was altered by, or for, DEALER;

         d. DEALER refuses to cooperate fully in the defense of such claim or litigation in such manner and to such extent as Porsche reasonably requires.

         DEALER agrees to pay all attorney fees and costs incurred by it prior to Porsche's assumption of DEALER's defense, and thereafter to the extent DEALER engages attorneys in addition to those engaged by Porsche.

         DEALER further agrees that Porsche or PORSCHE AG may offset any recovery on DEALER's behalf against any indemnification that may be required hereunder.

2.       INDEMNIFICATION BY DEALER

         Conditioned upon and subject to the provisions set forth in this section, DEALER agrees to assume the defense and indemnify Porsche and PORSCHE AG and hold them harmless against any claims asserted against either or both, in any action concerning or alleging:

         a. DEALER's failure to comply, in whole or in part, with any obligation of DEALER under this Agreement;

         b. DEALER's negligence in connection with the repair or servicing of any PORSCHE PRODUCT or any product sold, serviced, and/or repaired by DEALER;

         c. DEALER's modification to, or alteration of, a PORSCHE PRODUCT, except those made pursuant to the express written instructions or approval of Porsche;

         d. DEALER's breach of a contract or agreement with DEALER's customer or third-party;

         e. DEALER's misleading statements, misrepresentations, or deceptive or unfair practices;

         f. DEALER's hiring, retention, or termination of any employee, agent, officer, or owner.

         DEALER shall have no obligation to defend, indemnify, or hold Porsche or PORSCHE AG harmless if:

         a. Porsche and/or PORSCHE AG fail to provide DEALER with notification within thirty (30) days of the assertion of such claim, or the commencement of such litigation, against Porsche and/or PORSCHE AG, or within thirty (30) days of discovery of facts giving rise to indemnification, whichever is sooner, and to provide copies of any pleadings which have been served together with all information then available regarding the circumstances giving rise to the action or lawsuit;

         b. Porsche and/or PORSCHE AG refuse to cooperate fully in the defense of such claim or litigation, in such manner and to such extent, as DEALER reasonably requires;

         c. the claim or litigation involves allegations of liability premised upon separate Porsche and/or PORSCHE AG conduct or omissions.

         Porsche agrees to pay all attorney fees and costs incurred prior to DEALER's assumption of defense, and thereafter, to the extent Porsche and/or PORSCHE AG engage attorneys in addition to those engaged by DEALER.

3.       CONDITIONS/EXCEPTIONS TO INDEMNIFICATION

         Whenever an action or complaint alleges liability on the part of Porsche and/or PORSCHE AG and DEALER which would require each to defend and indemnify the other pursuant to the terms of this Section, each party shall be responsible for its own defense, including costs and attorneys' fees. The responsibility of Porsche and/or PORSCHE AG and DEALER pursuant to this subsection (3), shall in no way affect, or alter, the legal rights, if any, one of the parties may have to indemnification or contribution from the other.

         Upon receipt of written notification of a claim or lawsuit and a request for a defense and/or indemnification, a party shall have thirty (30) days to conduct an investigation to determine whether or not, or under what conditions, it will agree to defend and/or indemnify. During the thirty (30)-day investigation period, the requesting party shall have a continuing duty to avoid undue prejudice to the other party, to mitigate damage, and to protect its own interests.

         The party accepting the request for defense and/or indemnification shall have right to engage counsel of its choosing. A party may make its defense and/or indemnification conditioned on the continued existence of the state of facts as then known to such party, and may provide for the withdrawal of such defense and/or indemnification at such time as facts arise which, if known at the time of the original request, would have caused the party to refuse such a request.

         If subsequent developments and/or amendments to the initial allegations affect a party's rights under this Section, the party so affected may retender or withdraw from the agreement to defend and/or indemnify, as appropriate. A party withdrawing from its agreement to defend and/or indemnify shall give timely written notice which shall be effectual upon receipt. The withdrawing party shall be responsible for all costs and expenses of defense, up to the date of the other party's receipt of the notice of withdrawal.

         The defense, indemnification, and hold harmless obligations of this Agreement shall survive the termination of this Agreement.

            SECTION K: SALE OF PRINCIPAL ASSETS OR MAJORITY OWNERSHIP
                               INTEREST OF DEALER

1.       SALE OF PRINCIPAL ASSETS

         DEALER agrees to obtain Porsche's prior written approval of any proposed disposition of DEALER's principal assets. DEALER shall give Porsche a minimum of ninety (90) days' prior written notice of any proposed disposition or sale. Porsche shall have the right, subject to applicable law, to withhold its consent should Porsche determine that any such proposed disposition or sale of DEALER's principal assets would preclude DEALER from successfully fulfilling its obligations under this Agreement.

2.       PORSCHE'S RIGHT OF FIRST REFUSAL OR OPTION TO PURCHASE

         Subject to applicable law, Porsche shall have the first right of refusal or option to purchase the dealership assets, stock or ownership interests if DEALER proposes to sell DEALER's principal assets, or the owners of DEALER propose to sell a majority ownership interest in DEALER, or in the event of the death or incapacity of the majority owner of DEALER. Porsche shall not have such a right of first refusal or option to purchase in the event of (i) a buy/sell where the proposed buyer is an immediate family member of DEALER and who qualifies under Porsche's standards for ownership of DEALER; (ii) a buy/sell to an individual for whom there is a current Successor Addendum in effect pursuant to Section M below; (iii) the death or incapacity of the majority owner where the successor or heir qualifies under Porsche's standards for ownership; or (iv) the death or incapacity of the majority owner whether there is a current Successor Addendum in effect for the heir. Porsche's right of first refusal or option to purchase shall include the right of first refusal or option to acquire any leasehold interest or real property used in DEALER's business where such interest or property is being transferred by DEALER, Owner or any entity controlled by DEALER or Owner (an "Affiliate") in connection with the sale of the dealership assets or stock.

         Porsche's exercise of its right or option under this Section supersedes any right or attempt by DEALER to transfer its interest in, or ownership of, the dealership. Porsche's right or option may be assigned by it to any third party and Porsche hereby guarantees the full payment to DEALER of the purchase price by such assignee. Porsche's guarantee shall not extend to the assignee's obligations under any lease, consulting or other agreement which, by its terms, extends beyond the closing of the purchase and sale of the dealership assets or stock. Porsche may disclose the terms of any pending buy/sell agreement and any other relevant dealership performance information to any potential assignee. Porsche's rights under this Section will be binding on and enforceable against any successor in interest of DEALER or purchaser of DEALER's assets or stock.

         Porsche shall have forty-five (45) days, unless a lesser time is required by applicable state law, from the following events within which to exercise its right of first refusal or option: (1) Porsche's receipt of all data and documentation customarily required by it to evaluate a proposed transfer of ownership, including all documents relating to the proposed transaction; or (2) Porsche's receipt of written notice from DEALER of the death of the majority owner of DEALER; or (3) Porsche's disapproval of any application submitted by an Owner's heir pursuant to Section M(2) below.

         If DEALER has entered into a bona fide written buy/sell agreement for its dealership business or assets, Porsche's right under this Section is a right of first refusal, enabling Porsche to assume the buyer's rights and obligations under such buy/sell agreement, and to cancel this Agreement and all rights granted DEALER. Upon Porsche's request, DEALER agrees to provide other documents relating to the proposed disposition or sale and any other information which Porsche deems appropriate including, but not limited to, those documents reflecting other agreements or understandings between the parties to the buy/sell agreement. Refusal to provide such documentation, or to state that no such documents exist, shall create the presumption that the buy/sell agreement is not a bona fide agreement.

         If any of the proposed consideration for the proposed sale or transfer consists of anything other than cash, a cash equivalent or a promissory note,

Porsche, as the holder of the right of first refusal, shall have the right to pay, in lieu of such form of consideration, cash in an amount equal to the fair market value of such consideration. The promissory note of Porsche or any third party if guaranteed by Porsche shall be deemed the equivalent of any third party promissory note included in the proposed consideration.

         Porsche's exercise of its right of first refusal under this Section shall neither be dependent upon nor require its prior consideration of or refusal to approve the proposed buyer or transferee. However, where Porsche exercises its right of first refusal pursuant to this Section, it shall be obligated to reimburse the reasonable fees and expenses to the proposed buyer or transferee with whom the DEALER had entered into a bona fide buy/sell.

         In the event of the death or incapacity of a majority owner (subject to the limitations set forth in Section K(2) above and in Section M below), or if DEALER submits a proposal which Porsche determines is not bona fide or in good faith, Porsche has the option to purchase the principal assets of DEALER utilizing the dealership business, including real estate and leasehold interest, and to cancel this Agreement and the rights granted DEALER. The purchase price of the dealership assets will be determined by good faith negotiations between the parties. If an agreement cannot be reached, the purchase price will be exclusively determined by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. The site of the arbitration shall be the office of the American Arbitration Association in the locality nearest DEALER's Approved Location.

         Upon Porsche's exercise of its right or option and tender of performance under the buy/sell agreement, or upon whatever terms may be expressed in the buy/sell agreement, DEALER shall forthwith transfer the affected real property by warranty deed conveying marketable title, free and clear of all liens, claims, mortgages, encumbrances, tenancies and occupancies. The warranty deed shall be in proper form for recording, and DEALER shall deliver complete possession of the property and deed at the time of closing. DEALER shall also furnish to Porsche all copies of any easements, licenses or other documents affecting the property or dealership operations and shall assign any permits or licenses that are necessary or desirable for the use of, or appurtenant to, the property or the conduct of such dealer operations. DEALER also agrees to execute and deliver to Porsche instruments satisfactory to Porsche conveying title to all personal property, including leasehold interests, involved in the transfer or sale to Porsche. If any personal property is subject to any lien or change of any kind, DEALER agrees to procure the discharge and satisfaction thereof prior to the closing of sale of such property to Porsche.

                             SECTION L: TERMINATION

1.       VOLUNTARY TERMINATION BY DEALER

         DEALER may voluntarily terminate this Agreement at any time by giving written notice to Porsche. Unless otherwise agreed to in writing by Porsche and DEALER, the voluntary termination shall be effective thirty (30) days after Porsche's receipt thereof.

2.       TERMINATION DUE TO CERTAIN ACTS OR EVENTS

         Porsche and DEALER agree that the following acts and events, which are in the control of DEALER, or originate from actions taken by DEALER or its owners and/or General Manager, are so contrary to the spirit and purpose of this Agreement as to warrant its termination. Accordingly, DEALER agrees that if it engages in any of the following types of conduct, Porsche shall have the right to terminate this Agreement:

         a. failure of DEALER to conduct sales and service operations during customary business hours for seven (7) consecutive business days, except for acts of God, or circumstances beyond the direct control of DEALER, such as fires, floods, earthquakes or other acts of God;

         b. insolvency of DEALER or the voluntary filing by DEALER of a petition in bankruptcy, or the filing of a petition to have DEALER declared bankrupt, providing the petition is not vacated within thirty (30) days of the appointment of a receiver or trustee for DEALER or DEALER's business who is not removed within thirty (30) days, or any levy under attachment, execution or similar process, or the execution of an assignment for the benefit of creditors, or any process of law by which a third party acquires rights to the ownership or operation of DEALER;

         c. conviction in any court of competent jurisdiction of DEALER, or an owner of DEALER, of any crime which is punishable by imprisonment, or if DEALER or any owner of DEALER pleads guilty or no contest to any felony; or the finding by any government agency or court that DEALER has committed unfair business practices which, in the reasonable opinion of Porsche, would materially compromise DEALER's reputation with the public;

         d. suspension or revocation of a license that DEALER is required to have to operate the dealership where the suspension or revocation is for a period in excess of thirty (30) days;

         e. any misrepresentation to Porsche by DEALER, or any DEALER owner or General Manager, in applying for this Agreement or for approval as owner or General Manger of DEALER;

         f. submission by DEALER to Porsche of false reports, statements, or claims for reimbursement, sales incentives, refunds, rebates or credits; submission of false financial information or false sales reporting data; or the making or submission by DEALER of a false report or statement relating to pre-delivery preparation, testing, warranties, servicing, repairing, or maintenance required by Porsche;

         g. any change, whether voluntary or involuntary, in the General Manager or ownership of DEALER, without the prior written approval of Porsche;

         h. any attempted or actual sale, transfer or assignment by DEALER of this Agreement, or any of the rights granted it under this Agreement, or any attempted or actual transfer or assignment or delegation by DEALER, of any of the responsibility assumed by it under this Agreement without the prior written approval of Porsche;

         i. the conduct, directly or indirectly, of any dealership operation at any location other than those specifically approved herein for such operation without the prior written approval of Porsche;

         j. any sale or transfer, by operation of law or otherwise, or any relinquishment or discontinuance of use by DEALER, of any of DEALER's Dealership Facilities and/or principal assets without the prior written approval of Porsche;
         k. failure of DEALER to pay Porsche for any PORSCHE PRODUCT in accordance with the terms and conditions of sale;

         l. failure of DEALER to establish or maintain, during the existence of this Agreement, required net working capital or adequate flooring, and lines of credit;

         m. any dispute, disagreement, or controversy between, or among, partners, managers, officers or stockholders of DEALER which, in the reasonable opinion of Porsche, adversely affects the ownership, operation, management, business, reputation or interests of DEALER or Porsche;

         n. failure of DEALER to comply with any laws or regulations relating to the sale, service, or repair of motor vehicles;

         o. failure of DEALER to furnish sales or financial information in a timely manner, or to permit Porsche to examine or audit DEALER's accounts and records;

         p. failure of DEALER to maintain a minimum inventory of PORSCHE PRODUCTS as specified by Porsche.

         q.       material impairment of the reputation or financial standing

DEALER, owner of DEALER or parent company of DEALER subsequent to the execution of this Agreement;

         r. breach or violation by DEALER of any other term or provision of this Agreement.

         Upon the occurrence of any of the foregoing acts or events Porsche may terminate this Agreement by giving DEALER notice thereof, such termination to be effective upon the date specified in such notice, or such later date as may be required by any applicable statute.

3.       TERMINATION FOR FAILURE OF PERFORMANCE

         If Porsche determines that DEALER has failed to perform its sales, service, parts or customer satisfaction responsibilities under this Agreement or to provide adequate Dealership Facilities, Porsche shall notify DEALER in writing of such failure(s), and shall provide DEALER with specific goals or performance standards with which DEALER must comply. If DEALER fails to comply with the goals or performance standards over a period of not less than one hundred eighty (180) days, or such other period as may be required by applicable statute, or otherwise refuses to correct such failure(s), Porsche may terminate this Agreement by giving DEALER notice thereof, such termination to be effective upon the date specified in such notice, or such later date as may be required by any applicable statute.

4.       TERMINATION BECAUSE OF DEATH OR INCAPACITY OF MAJORITY OWNER

         Subject to applicable law and other provisions of this Agreement, Porsche may terminate this Agreement upon the death or incapacity of DEALER hereunder if an individual, or DEALER's majority owner if a partnership, limited liability company, or corporation, upon written notice to DEALER and such owner's legal representative.

         Porsche shall provide such notice of termination within a reasonable time after notice to Porsche of the DEALER/majority owner's death or incapacity, such termination to be effective upon the date specified, or such later date as may be required by applicable statute.

5.       NOTICE OF TERMINATION

         Any notice of termination under this Agreement shall be in writing and shall be mailed to DEALER at its Approved Location by certified mail, return receipt requested, overnight delivery service, or shall be delivered in person to the dealership. Such notice shall be effective upon the date of receipt.

         Porsche shall state all known grounds on which it relies in its termination of DEALER, but shall have the right to amend such notice as appropriate. Porsche's failure to refer to any additional grounds for termination shall not constitute a waiver of its right later to rely upon such grounds. Notwithstanding the foregoing, Porsche specifically reserves the right to amend any notice of termination to assert additional grounds which are later made known to Porsche through further investigation or otherwise.

6.       CONTINUANCE OF BUSINESS RELATIONS

         Upon receipt of any notice of termination or non-renewal, DEALER agrees to conduct itself and its operation until the effective date of termination or non-renewal in a manner that will not injure the reputation or goodwill of the PORSCHE MARKS or Porsche.

         If, after the effective date of termination or non-renewal, Porsche agrees to accept orders from DEALER to fill customers' orders received prior to such date by DEALER, or if Porsche otherwise transacts business with DEALER relating to the sale, service, or repair of PORSCHE PRODUCTS, all such transactions shall be governed by the terms of the Agreement so far as those terms are applicable. No such acceptance of orders or other acts by Porsche shall waive termination or constitute a renewal of this Agreement.

7.       REPURCHASE PROVISIONS

         A.       PORSCHE'S OBLIGATIONS

         Upon the termination or non-renewal of this Agreement, Porsche shall have the right to cancel any and all shipments of PORSCHE PRODUCTS scheduled for delivery to DEALER, and Porsche shall repurchase from DEALER the following:

         1. New, unused, never titled, undamaged, unmodified, current model year Porsche vehicles with fewer than 100 miles, then unsold in DEALER's inventory. The price for such vehicles shall be the invoice price previously paid by DEALER therefor, less all refunds or other allowances paid or credited to DEALER by Porsche;

         2. New, unused and undamaged Genuine Porsche Parts and Accessories contained in original packaging, and in unbroken lots which are listed in Porsche's current parts catalog then unsold in

                  DEALER's inventory and which are in good and saleable condition. The prices for such Genuine Porsche Parts and Accessories shall be the current prices listed in Porsche's current parts catalog;

         3. all required Porsche tools and equipment designed specifically for service on PORSCHE PRODUCTS owned by DEALER and purchased from Porsche or a recommended vendor, provided any sets of such tools are complete and no parts or components are missing or otherwise unusable. The price at which Porsche will purchase such tools and equipment shall be determined by Porsche, but in no event will such prices be less than DEALER's purchase price for such tools and equipment reduced by straight-line depreciation on the basis of a three (3)-year useful life;

         4. undamaged signs in good and usable condition which Porsche recommended or required DEALER to purchase and which are owned by DEALER. The price for such signs shall be the price(s) paid by DEALER reduced by straight-line depreciation on the basis of a three (3)-year useful life;

         B.       DEALER'S OBLIGATIONS

         Porsche's obligations, as set forth in this Section, are contingent upon DEALER fulfilling the following obligations:

         1. within fifteen (15) days of the effective date of termination or non-renewal, DEALER shall furnish to Porsche a list of vehicle identification numbers and such other information and documents as Porsche may require pertaining to the Porsche vehicles subject to the repurchase provisions herein. DEALER shall deliver all such Porsche vehicles in accordance with Porsche's instructions;

         2. within thirty (30) days of the effective date of termination or non-renewal, DEALER shall deliver or mail to Porsche a detailed inventory of the Genuine Porsche Parts and Accessories, special tools and equipment which DEALER has determined to be eligible for repurchase. Within thirty (30) days of its receipt of such inventory, Porsche will provide DEALER with a list of the items it has determined are eligible to be repurchased and instructions as to the procedures to follow in returning such items to Porsche. DEALER shall, at its expense, deliver all such items to such location as designated by Porsche;

         3. DEALER shall execute and deliver to Porsche instruments satisfactory to Porsche conveying good and marketable title to all repurchased items. DEALER agrees to comply with the requirements of any applicable law relating to bulk sales and transfers and to satisfy and discharge any liens or encumbrances on all such items prior to delivery to Porsche;

         4. DEALER will remove, at its own expense, all signage bearing Porsche Marks which it owns from DEALER's Approved Location(s) before it is eligible for payment for any repurchased items pursuant to this Section.

         5. Porsche will pay DEALER for qualifying repurchased items as soon as practicable, upon DEALER's compliance with its obligations set forth herein and upon Porsche's computation of any outstanding indebtedness of DEALER to Porsche. Porsche shall be entitled to offset against any such amounts due to DEALER hereunder any and all indebtedness or other obligations of DEALER to Porsche.

         6. If DEALER disagrees with Porsche's valuation of any item herein, and DEALER and Porsche have not resolved their disagreement within sixty (60) days of the effective date of termination or expiration of this Agreement, Porsche shall pay to DEALER the amount to which it reasonably believes DEALER is entitled. DEALER's exclusive remedy to recover any additional sums that it believes is due under this Section shall be by resort to any existing Alternative Dispute Resolution program established by Porsche that is binding on Porsche. If no Alternative Dispute Resolution program is then existing, DEALER's exclusive remedy shall be by resort to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (AAA). The site of the arbitration shall be the office of the AAA in the locality nearest DEALER's Approved Location.

                    SECTION M: SUCCESSOR RIGHTS UPON DEATH OR
                               INCAPACITY OF OWNER

1.       SUCCESSOR ADDENDUM

         Porsche will not terminate the Agreement upon the death or incapacity of DEALER if an individual, or the majority owner of DEALER if a partnership, or limited liability company, or corporation (hereinafter "OWNER"), provided that prior to OWNER's death or incapacity:

         a. OWNER executes and delivers to Porsche a written nomination of a candidate to succeed to the ownership interest of OWNER;

         b. the proposed candidate submits a dealer application and provides all evaluative information and documentation requested by Porsche;

         c. each of DEALER's other owners, if any, executes and delivers to Porsche a consent to the nomination;

         d. the proposed candidate is approved by Porsche and a Successor Addendum is executed and operative at the time of OWNER's death or incapacity.

         OWNER may, at any time, withdraw a nomination of a proposed candidate or cancel an executed Successor Addendum by giving written notice to Porsche. Porsche may cancel an executed Successor Addendum upon written notice to OWNER should Porsche determine that the successor no longer complies with Porsche's then current criteria used in qualifying dealer owners and General Managers, if appropriate.

2.       SUCCESSOR BY WILL OR OPERATION OF LAW

         If the deceased OWNER has not nominated a successor in accordance with this Section, and all of the beneficial interest of the deceased OWNER has passed by Will or by the laws of the intestate succession directly to the deceased OWNER's spouse and/or children (hereinafter "Heirs"), Porsche will not terminate the Agreement provided:

         a. OWNER's legal representative provides written notification to Porsche within sixty (60) days of the death of OWNER of such Heir or Heirs' intent to succeed OWNER and a designation of a proposed General Manager;

         b. the Heir, Heirs, and General Manager designated if not an Heir, submit appropriate applications to Porsche and provide all personal and financial information required by Porsche in connection with its review of the application(s);

         c. the Heir, Heirs, and General Manager designated if not an Heir, have the qualifications, automotive business experience, and ability considered by Porsche to be necessary to successfully operate the dealership and perform DEALER's obligations under this Agreement.

         If Porsche does not approve the Heir, Heir(s), or the designated candidate for General Manager, or if the OWNER's legal representative withdraws the notice of the Heir(s') intent to succeed as OWNER, or if the Heir(s) or designated candidate for General Manager fail to timely provide the information and documentation required by Porsche, Porsche will issue a notice of termination pursuant to Section L(4).

                          SECTION N: GENERAL PROVISIONS

1.       NOTICES

         Except as otherwise specifically provided herein, any notice required to be given by either party to the other, pursuant to the provisions of this Agreement, shall be in writing and delivered personally or by mail to Porsche at its national headquarters, and to DEALER at the address stated in this Agreement, or at such other address as the party to be addressed may have previously designated by written notice to the other party. Unless otherwise specified in the Agreement, such notices shall be effective upon receipt.

2.       NO IMPLIED WAIVERS

         The failure of either party, at any time, to require performance by the other party of any provision herein shall, in no way, affect the right of such party to require such performance at any time thereafter, nor shall any waiver by any party of a breach of any provision herein constitute a waiver of any succeeding breach of the same or any other provision, nor constitute a waiver of the provision itself.

         Any continuation of business relations between the parties following expiration of this Agreement shall not be deemed a waiver of the expiration, nor shall it imply that either party has committed to continue to do business with the other at any time in the future. Should this Agreement be renewed, or should any other form of agreement be offered to DEALER, Porsche reserves the right to offer an agreement of a length and upon such additional terms and conditions as it deems reasonable.

3.       ENTIRE AGREEMENT

         There are no prior agreements or understandings, either oral or written, between the parties affecting this Agreement or relating to the sale or service of Porsche Products, except as otherwise specifically provided for or referred to in this Agreement. DEALER acknowledges that no representations or statements other than those expressly set forth therein were made by Porsche or any officer, employee, agent or representative thereof, or were relied upon by DEALER in entering into this Agreement. This Agreement cancels and supersedes all previous agreements between the parties relating to the subject matters covered herein. No change or addition to, or deletion of, any portion of this Agreement shall be valid or binding upon the parties hereto unless the same is approved in writing by an officer of each of the parties hereto.

         This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and may be amended only by a written instrument executed by each of the parties, or their respective personal representatives, successors and/or assigns. This Agreement supersedes any and all prior agreements with respect to the subject matter hereof, and there are no restrictions, promises, warranties, covenants or undertakings between the parties other than those expressly set forth in this Agreement.

         Should Porsche determine that any federal or state law or regulation requires a change or changes in any of the provisions of this Agreement, Porsche may offer to DEALER an amendment or an amended Agreement embodying such change or changes. If DEALER shall fail to execute such amendment or amended Agreement and return it to Porsche within thirty (30) days after it is offered, Porsche, may terminate this Agreement subject to applicable law, by giving written notice to DEALER.

4.       NO AGENCY

         DEALER is an independent business and will conduct its operations on its own behalf and for its own account. DEALER has no power or authority to act for, or to bind Porsche and/or PORSCHE AG. Except as expressly provided in the Agreement, Porsche will not be liable for any expenditure made or incurred by DEALER in connection with DEALER's performance of its obligations pursuant to the Agreement. DEALER is not an agent of Porsche, and Porsche owes no fiduciary duty to DEALER.

         DEALER agrees that it has no rights, without limitation, arising from or in connection with any agreement between Porsche and any other Porsche dealer, and that DEALER is not a third party beneficiary of any such agreement. Nothing herein grants DEALER any rights to enforce any such agreement. DEALER also agrees that no third party shall have any enforceable rights under this Agreement.

5.       ASSIGNMENT

         This is a personal service agreement and may not be assigned or sold, in whole or in part, directly or indirectly, voluntarily or by operation of law, without the prior written approval of Porsche. Any attempted transfer, assignment or sale without Porsche's prior written approval will be void and not binding upon

Porsche. Porsche reserves the right to assign this Agreement without DEALER's consent to any person, firm or corporation succeeding to its business and to any subsidiary or affiliated company of Porsche.

6.       SEVERABILITY

         If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall, to any extent, be found to be invalid, void or unenforceable, the remaining provisions and any application thereof shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

7.       NO FRANCHISE FEE

         DEALER warrants that it has paid no fee, nor has it provided any goods or services in lieu of a fee, to Porsche or any other party in consideration of entering into this Agreement.

8.       HEADINGS

         The headings of the Sections of this Agreement are for convenience and reference only and shall, in no way, be construed to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this Agreement or to be a part of this Agreement.

9.       NEW AND SUPERSEDING DEALER AGREEMENTS

         In the event any new and superseding form of dealer agreement is offered by Porsche to authorized Porsche dealers generally, at any time prior to the expiration of the term of this Agreement, Porsche may, by written notice to DEALER, replace this Agreement with a new agreement in a new and superseding form for a term not less than the then unexpired term of this Agreement.

10.      PORSCHE POLICIES

         This Agreement, as amended from time to time, refers to certain policies, procedures, and standards prepared by Porsche, based upon its evaluation of the marketplace. All such policies, procedures and standards shall be reasonable. DEALER agrees to abide by all such policies, procedures, and standards. Porsche may reasonably amend its policies, procedures and standards from time to time.

11.      NO THIRD PARTY BENEFIT

         This Agreement is entered into by and between Porsche and DEALER for their sole and mutual benefit. Neither this Agreement nor any specific provision contained in it is intended or shall be construed to be for the benefit of any third party.

12.      NO FIDUCIARY RELATIONSHIP

         This Agreement shall not be construed to create a fiduciary relationship between DEALER and Porsche.